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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 27, 2005




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



      Delaware                  1-9566                     95-4087449
      --------                  ------                     ----------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,               90401-1490
  -------------------------------------------------               ----------
         (Address of principal executive offices)                 (Zip Code)


     Registrant's telephone number, including area code: (310) 319-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act 917 CFR 240.13e-4(c))


                           Total number of pages is 4
                          Index to Exhibit is on Page 3

ITEM 7.01.  REGULATION  FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of September 30, 2005 attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

    99.1     Monthly Financial Data as of September 30, 2005 (Unconsolidated)

                               S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated: October 27, 2005                     By: /s/ Douglas J. Goddard
                                                ----------------------
                                                    Douglas J. Goddard
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                                  Page

99.1     Monthly Financial Information as of September 30, 2005          4

                                  EXHIBIT 99.1

                          First Federal Bank of California, fsb
            MONTHLY REPORT OF OPERATIONS Unconsolidated Financial Highlights

                                                                        Unaudited
                                                                 (Dollars in thousands)

                                           As of, for          As of, for         As of, for       As of, for the     As of, for the
                                        the month ended      the month ended    the month ended    9 months ended     9 months ended
                                         September 30,         August 31,        September 30,     September 30,      September 30,
                                              2005                2005               2004              2005               2004
                                              ----                ----               ----              ----               ----
Cash and investment securities        $         256,924   $         240,023   $      314,765     $       256,924       $    314,765
Total assets                          $       9,850,978   $       9,662,790   $    6,438,539     $     9,850,978       $  6,438,539

LOANS:
Total mortgage-backed securities      $          79,460   $          81,721   $      105,811     $        79,460       $    105,811
Total loans, net                      $       9,231,129   $       9,065,398   $    5,825,939     $     9,231,129       $  5,825,939

Loans originated/purchased:
  Single family loans                 $         357,105   $         390,358   $      379,448     $     3,323,425       $  1,976,689
  Multi-family loans                             22,810               6,165          107,537             351,280            453,268
  Commercial real estate loans                    1,600               6,886            6,311              39,239             32,231
  Other                                           1,310               5,352            4,990              33,570             59,119
                                         ---------------     ---------------    -------------      --------------      ------------
                                      $         382,825  $          408,761   $      498,286     $     3,747,514       $  2,521,307
                                         ===============     ===============    =============      ==============      ============

Percentage of ARMs originated:                     100%                100%              100%                100%                99%

Loan repayments:
  Single family loans                 $         171,125   $         162,790   $       70,646     $     1,033,369       $    690,625
  Multi-family and commercial real
     estate loans                                42,041              38,219           71,639             304,643            364,513
  Other                                           1,290                 622              309              30,622             33,223
                                         ---------------     ---------------    -------------      --------------      ------------
                                      $         214,456  $          201,631   $      142,594     $     1,368,634       $  1,088,361
                                         ===============     ===============    =============      ==============      ============

Loans sold                            $               -  $                -   $            -     $             -       $      3,297

Average rate on loans
   originated/purchased                            6.26%               6.05%              4.50%             5.65%              4.45%
Percentage of portfolio in
   adjustable rate loans                          95.91%              95.84%             89.06%            95.91%             89.06%
Non-performing assets
   to total assets                                 0.07%               0.09%              0.02%             0.07%              0.02%

BORROWINGS:
Federal Home Loan Bank
   Advances                           $       3,654,900  $        3,604,900   $      2,576,200   $     3,654,900       $  2,576,200
Reverse
repurchase                            $       1,125,838  $        1,133,088   $        111,224   $     1,125,838       $    111,224
   agreements

DEPOSITS:
Retail deposits                       $       2,594,533  $        2,549,417   $      2,554,103   $     2,594,533       $  2,554,103
Wholesale deposits                            1,837,552           1,731,023            719,231         1,837,552            719,231
                                         ---------------     ---------------    --------------     --------------      ------------
                                      $       4,432,085  $        4,280,440   $      3,273,334   $     4,432,085       $  3,273,334
                                         ===============     ===============    ==============     ==============      ============

Net increase (decrease)               $         151,645  $          176,618   $        173,401   $       647,190       $    715,908


AVERAGE INTEREST RATES:
Yield on loans                                     5.39%               5.36%              4.46%             5.05%             4.71%
Yield on investments                               4.01%               4.24%              2.89%             3.79%             2.64%
Yield on earning assets                            5.36%               5.34%              4.38%             5.02%             4.61%
Cost of deposits                                   2.74%               2.53%              1.47%             2.19%             1.32%
Cost of borrowings                                 3.63%               3.45%              2.53%             3.15%             2.53%
Cost of money                                      3.20%               3.02%              1.94%             2.68%             1.84%
Earnings spread                                    2.16%               2.32%              2.44%             2.34%             2.77%
Effective net spread                               2.28%               2.43%              2.53%             2.43%             2.86%
